Exhibit 99.1

CytoDyn Announces Delaware Court Has Denied Activist Group’s Motion to Prevent

Annual Meeting from Taking Place

2021 Annual Meeting Will be Held as Scheduled on October 28, 2021

CytoDyn Urges Shareholders to Vote on Company’s BLUE Proxy Card to Ensure their Vote

Counts

All Proxies and Votes in Favor of the Activist Group’s Nominees Will be Disregarded

VANCOUVER, Washington – October 20, 2021 – CytoDyn Inc. (OTCQB: CYDY) (“CytoDyn” or the “Company”), a late-stage biotechnology company developing leronlimab, a CCR5 antagonist with the potential for multiple therapeutic indications, today announced the Delaware Court of Chancery has denied a motion by the activist group led by Paul Rosenbaum and Bruce Patterson (the “Activist Group”) to prevent the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) from taking place as scheduled on October 28, 2021.

In its order, the Court wrote:

•	“…[T]o deny CytoDyn the benefit of its advance notice bylaw by forcing a delay of its annual meeting, particularly after it prevailed at trial, would cause harm to the Company.”

•

“Inexplicably, no appeal has been filed, and no expedited treatment has been sought… While I recognize that prohibiting a stockholder from exercising her franchise rights can amount to irreparable harm, in this case, any such harm is, in large measure, self-inflicted.”

•	“All steps necessary to conduct that meeting have been taken. Cancelling it a week before it is to go forward would result in substantial costs and serious confusion.”

•	“…Plaintiffs failed to prove any basis to invoke equity to force CytoDyn’s board of directors to accept a facially deficient nomination notice..”

•	“This case was decided on the facts…”

The Annual Meeting will take place as scheduled on October 28, 2021. Shareholders of record, as of September 1, 2021, are entitled to vote at the Annual Meeting. The Company urges all shareholders to vote their shares immediately on the Company’s BLUE proxy card upon receipt of proxy material to ensure their votes count in time for the Annual Meeting. Shareholders should expect to be contacted by the Company’s proxy solicitor, Morrow Sodali, to provide personalized assistance for voting.

In light of the Court’s two recent rulings, the Company will disregard the Activist Group’s director nominations, and no proxies or votes in favor of the activists’ nominees will be recognized or tabulated at the Annual Meeting, absent judicial intervention requiring otherwise.

If you have any questions or require any assistance in voting your shares, please contact our proxy solicitor:

Morrow Sodali LLC

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: cydy@info.morrowsodali.com

About CytoDyn

CytoDyn is a late-stage biotechnology company developing innovative treatments for multiple therapeutic indications using leronlimab, a novel humanized monoclonal antibody targeting the CCR5 receptor. CCR5 plays a critical role in the ability of HIV to enter and infect healthy T-cells and appears to be implicated in tumor metastasis and immune-mediated illnesses, such as NASH.

CytoDyn successfully completed a Phase 3 pivotal trial using leronlimab combined with standard antiretroviral therapies in HIV-infected patients who were heavily treatment-experienced individuals with limited treatment options. CytoDyn is working diligently to resubmit its BLA for this HIV combination therapy since receiving a Refusal to File in July 2020. In July 2021, CytoDyn announced that it had submitted a dose justification report to the FDA, an integral step in the resubmission process for its BLA, which it expects to complete by the first quarter of calendar 2022. CytoDyn also completed a Phase 2b/3 investigative trial with leronlimab used as a once-weekly monotherapy for HIV-infected patients. CytoDyn plans to initiate a registration-directed study of leronlimab monotherapy indication. If successful, it could support a label expansion approval. Clinical results to date from two trials have shown that leronlimab can maintain a suppressed viral load in a sub-population of R5 HIV patients who chose to switch from their daily pills regimen to once-a-week subcutaneous dose of leronlimab. Several patients on leronlimab’s Phase 2b extension arm have remained virally suppressed for almost 7 years and many patients in our Phase 2b/3 investigative trial are passing two and some four years of monotherapy with suppressed viral load.

CytoDyn recently completed a Phase 2 clinical trial with leronlimab in mTNBC and a Phase 2 basket trial in solid tumor cancers (22 different cancer indications) A Phase 2 investigative trial for post-acute sequelae of SARS COV-2, also known as COVID-19 long-hauler’s, and a Phase 2 clinical trial for NASH are continuing. CytoDyn has already completed a Phase 2 and Phase 3 trial for mild-to-moderate and severe-to-critical COVID-19 patients, respectively, for which CytoDyn did not meet its primary or secondary endpoints, except for the secondary endpoint in the critically ill subpopulation. More information is at www.cytodyn.com.

Forward-Looking Statements

This press release contains certain forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates” and variations thereof, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Forward-looking statements specifically include statements about leronlimab, its ability to provide positive health outcomes, the possible results of clinical trials, studies or other programs or ability to continue those programs, the ability to obtain regulatory approval for commercial sales, and the market for actual commercial sales. The Company’s forward-looking statements are not guarantees of performance, and actual results could vary materially from those contained in or expressed by such statements due to risks and uncertainties including: (i) the regulatory determinations of leronlimab’s efficacy to treat human immunodeficiency virus (“HIV”) patients with multiple resistance to current standard of care, COVID-19 patients, and metastatic Triple-Negative Breast Cancer (“mTNBC”), among other indications, by the U.S. Food and Drug Administration and various drug regulatory agencies in other countries; (ii) the Company’s ability to raise additional capital to fund its operations; (iii) the Company’s ability to meet its debt obligations; (iv) the Company’s ability to enter into partnership or licensing arrangements with third-parties; (v) the Company’s ability to identify patients to enroll in its clinical trials in a timely fashion; (vi) the Company’s ability to achieve approval of a marketable product; (vii) the design, implementation and conduct of the Company’s clinical trials; (viii) the results of the Company’s clinical trials, including the possibility of unfavorable clinical trial results; (ix) the market for, and marketability of, any product that is approved; (x) the existence or development of vaccines, drugs, or other treatments that are viewed by medical professionals or patients as superior to the Company’s products; (xi) regulatory initiatives, compliance with governmental regulations and the regulatory approval process; (xii) legal proceedings, investigations or inquiries affecting the Company or its products; (xiii) general economic and business conditions; (xiv) changes in foreign, political, and social conditions; (xv) stockholder actions or proposals with regard to the Company, its management, or its board of directors; and (xvi) various other matters, many of which are beyond the Company’s control. The Company urges investors to consider specifically the various risk factors identified in its most recent Form 10-K, and any risk factors or cautionary statements included in any subsequent Form 10-Q or Form 8-K, filed with the Securities and Exchange Commission. Except as required by law, the Company does not undertake any responsibility to update any forward-looking statements to take into account events or circumstances that occur after the date of this press release.

Important Information

CytoDyn has filed with the SEC a definitive proxy statement and associated BLUE proxy card in connection with the solicitation of proxies for the Company’s 2021 Annual Meeting. Details concerning the nominees of the Company’s Board of Directors for election at the 2021 Annual Meeting are included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and stockholders are able to obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. The Company’s stockholders are also able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to CytoDyn Inc. at 1111 Main Street, Suite 660, Vancouver, Washington 98660.

CONTACTS

Investors:

Cristina De Leon

Office: 360.980.8524

ir@cytodyn.com

OR

Mike Verrechia / Bill Dooley, 800-662-5200

Morrow Sodali

cydy@info.morrowsodali.com

Media:

Dan Zacchei / Joe Germani

Sloane & Company

dzacchei@sloanepr.com / jgermani@sloanepr.com